JPMORGAN CHASE BANK, N.A.
CASH COLLATERAL ACCOUNT PLEDGE AGREEMENT
THIS CASH COLLATERAL ACCOUNT PLEDGE AGREEMENT (this “Agreement”), dated as of as of May 27, 2016, is by and between FUEL TECH INC., a Delaware corporation (“Pledgor”) and JPMORGAN CHASE BANK, N.A., a national banking association (“Lender”).
RECITALS
WHEREAS, Pledgor is obligated to repay certain Obligations due and owing to Lender pursuant to the terms of that certain Credit Agreement, dated as of June 30, 2009, (as amended, the “Credit Agreement”) and certain Loan Documents described therein between Lender and Pledgor; and
WHEREAS, the parties are entering into this Agreement to secure the payment of the Secured Obligations (as defined below); and
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
AGREEMENTS

1.
Pledgor hereby pledges, assigns, transfers, hypothecates, charges and sets over to Lender, and hereby grants to Lender a security interest in that certain demand deposit account number 878358139 (the “Account”) established and maintained with Lender, which Account has an opening balance of $7,020,000.00, all funds on deposit in the Account, and all proceeds thereof, (the Account, the funds on deposit therein, all funds hereafter deposited to the Account or transferred to Lender for the purpose of being deposited to the Account and the proceeds of any of the foregoing are hereinafter collectively called the “Collateral”).

2.	The pledge of and security interest in the Collateral granted to Lender pursuant to this Agreement shall secure:

(a)
the prompt payment, when due, of all principal of and interest on that certain Second Amended Revolving Loan Note dated May 3, 2016 in the original principal amount of $7,000,000.00 made by Pledgor in favor of Lender, and all renewals, amendments, extensions or substitutions thereof; and

(b)	all “Obligations” as defined in the Credit Agreement and all sums due pursuant to the Loan Documents described therein; and

(c)	all other obligations and liabilities of the Borrower to the Lender, whether now existing or hereafter arising, direct or indirect, absolute or contingent, howsoever arising or created;
All of the foregoing are hereinafter sometimes collectively called the “Secured Obligations.”

3.	Pledgor shall execute and deliver to Lender all documents which are, in the opinion of Lender, necessary to perfect and maintain a security interest in favor of Lender in and to all of the Collateral.

4.
Upon the occurrence and during the continuance of an Event of Default under this Agreement or the Credit Agreement (and after all related cure periods, if any have expired), Lender is authorized, at its option and

JPMorgan Chase Bank, N.A.
Cash Collateral Account Pledge Agreement

without notice or demand, to apply the balance on deposit in the Account to the satisfaction of the Secured Obligations.

5.
Upon the occurrence and during the continuance of an Event of Default under the Credit Agreement (and after all related cure periods, if any, have expired), Lender shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, and Lender shall be entitled, without limitation, to exercise the following rights, which Pledgor hereby agrees to be commercially reasonable:

(a)	to receive all amounts payable in respect of the Collateral; and/or

(b)	to apply the balance on deposit in the Account to the satisfaction of the Secured Obligations.

6.
All moneys collected by Lender upon any disposition of the Collateral shall be applied first to the payment of all costs and expenses incurred by Lender in connection with such disposition or the collection of any such moneys (including, but not limited to, attorneys’ fees and expenses), and the balance of such moneys shall be applied by the Lender to satisfy the Secured Obligations.

7.
Pledgor agrees that it has and will have no right to direct the disposition of the funds held in the Account, and shall have no control over the Account or the funds held therein until such time as the Secured Obligations have been paid in full.

8.
Lender agrees that it will release a portion of the Collateral upon written or email request by the Pledgor provided that (i) no Default or Event of Default then exists and is continuing; (ii) the Revolving Exposure is then less than the Revolving Commitment and (iii) only amounts in excess of the Cash Collateral Amount in effect at such time shall be susceptible to release.

9.
Pledgor represents and warrants that: (a) it is the legal, record and beneficial owner of, and has good title to, the Account and all funds on deposit or to be deposited therein subject to no lien, claim, charge or encumbrance whatsoever (except the lien created by this Agreement or any other liens in favor of the Lender or its affiliates); (b) it has full power, authority and right to pledge the Collateral, pursuant to this Agreement; (c) this Agreement creates, as security for the Secured Obligations, a valid, enforceable and perfected lien on all of the Collateral, in favor of Lender for the benefit of Lender, subject to no lien in favor of any other person other than the Lender or its affiliates; (d) no consent, filing, recording or registration is required to perfect the lien created by this Agreement.

10.
The obligations of Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, but not limited: (a) any exercise or non-exercise of any right, remedy, power or privilege under or in respect of this Agreement; (b) any furnishing of any additional security to Lender or any acceptance thereof of any sale, exchange, release, surrender or realization of or upon any security by Lender; or (c) any invalidity, irregularity or unenforceability of all or part of the Secured Obligations or of any security therefore.

11.
Time and exactitude of each of the terms, obligations, covenants and conditions are hereby declared to be the essence of this Agreement. The waiver by Lender of any breach of, or default under, any term, covenant or condition herein contained shall not be deemed a waiver of such term, covenant or condition or any subsequent breach of, or default under, the same, or any other term, covenant or condition herein contained. The failure to exercise any right hereunder by Lender shall not operate as a waiver of such right, and all rights and remedies herein provided are cumulative.

12.	This Agreement shall bind and inure to the benefit of the parties hereto and the respective successors and assigns.

JPMorgan Chase Bank, N.A.
Cash Collateral Account Pledge Agreement

13.	Any capitalized terms used herein without definition shall be accorded the meanings attributed to such terms in the Credit Agreement.

14.
Any notice required or permitted under this Agreement shall be delivered or sent in the manner and to the addresses specified in the Credit Agreement (or such other address as may be specified in a notice given hereunder).

15.
This Agreement has been executed and delivered in Illinois, and shall be construed in accordance with and governed by the laws of the State of Illinois. Lender may file any action, suit, or proceeding relating to this Agreement in any court sitting in Chicago, Illinois having subject matter jurisdiction. Pledgor hereby consents, acknowledges, and agrees that the Court shall have personal jurisdiction and venue in any action, suit, or proceeding which Lender may at any time wish to file in connection with this Agreement.

JPMorgan Chase Bank, N.A.
Cash Collateral Account Pledge Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Cash Collateral Account Pledge Agreement on the date first above written.

PLEDGOR:
FUEL TECH INC.,
a Delaware corporation

By:
Name:
Title:

LENDER:
JPMORGAN CHASE BANK N.A.,
a national banking association

By:
Name:
Title:

Signature Page
JPMorgan Chase Bank, N.A.
Cash Collateral Account Pledge Agreement